UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2004

Imation Corp.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 IMATION PLACE
OAKDALE, MINNESOTA		55128

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(651) 704-4000

None

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (d) Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

and

Item 7.01 Regulation FD Disclosure

     Effective October 8, 2004, Charles Haggerty was elected to Imation’s Board of Directors and will serve on the Audit and Finance Committee.

     Reference is made to the Registrant’s Press Release dated October 8, 2004, which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date: October 12, 2004	By:	/s/ Paul R. Zeller
Paul R. Zeller
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press release, dated October 8, 2004